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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   October 10, 2005

                       S&P Managed Futures Index Fund, LP
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   000-50565                90-0080448
        --------                   ---------                ----------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)

                           c/o RefcoFund Holdings, LLC
                           One World Financial Center
                          200 Liberty Street - Tower A
                            New York, New York 10281
                            ------------------------
                    (Address of principal executive offices)

                                 (212) 693-7000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of
          Directors; Appointment of Principal Officers.

          The composition of the Managers and Officers of RefcoFund Holdings, LLC (the "General Partner"), the general partner of the S&P Managed Futures Index Fund, LP (the "Fund"), has changed as follows:

          Mr. Philip R. Bennett is no longer a Manager of the General Partner.

          Mr. Philip Silverman is no longer the Secretary of the General Partner. Mr. Silverman was replaced as Chief Financial Officer of the General Partner effective August 8, 2005, by Mr. Keith D. Kemp.

          Mr. Richard C. Butt, President of the General Partner, was appointed a Manager of the General Partner. Mr. Butt will serve on the audit committee of the General Partner.

          Ms. Annette A. Cazenave, age 49, was appointed a Manager of the General Partner, pending her registration as a principal of the General Partner with the National Futures Association. Ms. Cazenave will serve on the audit committee of the General Partner. Ms. Cazenave joined Refco Commodities Management, Inc. on September 1, 2005 in connection with its acquisition of the global brokerage operations of Cargill Investor Services, Inc. She joined Cargill Investor Services, Inc. in March 2004 with over twenty-four years of comprehensive experience in alternative asset management (futures, derivatives and hedge funds) marketing and business management. Previously, Ms. Cazenave was Vice President, Marketing and Product Development, for Horizon Cash Management, LLC (January 2002- March 2004). Prior to this, she was President and Principal of Skylark Partners, Inc. (March 1993 - December 2001) in New York, a financial services consulting firm. During this time, Ms. Cazenave acted as a consultant on behalf of Liberty Funds Group among others. Additionally, Ms. Cazenave held senior level positions with ED&F Man Funds Division (now Man Investments) in New York (March 1986-March 1993). Ms. Cazenave began her career in August 1979 as a Sugar trader and holds a B.A. from Drew University and an M.B.A. from Thunderbird, The American Graduate School of International Management.

          Mr. Keith D. Kemp, age 44, is Chief Financial Officer and Secretary of the General Partner. Mr. Kemp has been Vice President of Operations for Refco Alternative Investments LLC since October 2003, where he is responsible for onshore and offshore product operations. Mr. Kemp has also been the Chief Financial Officer/Accounting Officer for Refco Commodities Management Inc. since September 1, 2005. Prior to joining Refco, Mr. Kemp worked as an independent consultant from March 2003 to October 2003. Mr. Kemp spent April 2002 to February 2003 traveling. From July 2000 to March 2002, Mr. Kemp was Senior Vice President and Chief Operating Officer of Orbitex Fund Services, Inc., where he was responsible for fund accounting, fund administration and transfer agency. From February 1999 to July 2000, Mr. Kemp was Vice President at Orbitex Management, Inc., where he was responsible for onshore and offshore product operations. Mr. Kemp holds a B.S. in Accounting from the State University of New York.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          S&P MANAGED FUTURES
                                          INDEX FUND, LP
                                          By:  RefcoFund Holdings, LLC.
                                               General Partner



                                          By: /s/ Richard C. Butt
                                             -----------------------------
                                              Richard C. Butt
                                              President and Manager

October 14, 2005